PROXY AGREEMENT

This Proxy Agreement (this "**Agreement**") is made and entered into by and among the Parties below as of 2 March, 2019 in Shenzhen, the People's Republic of China ("**China**", or the "**PRC**"):

Party A: Chen Peijiang(陈培江)
ID Number: 230107196206262015
Address: Room 602, Unit 3, 1 Building, No.126 Happy Road, Xiangfang District, Harbin(哈尔滨市香坊区幸福路 126 号工大 1 栋 3 单元 602 室)

Party B: Xia Changbin(夏长彬)
ID Number: 612525197205300157
Address: Room 602, Unit 4, Building 2, No.68 Fengqi West Road, Weiqu, Chang'an District, Xi'an City(西安市长安区韦曲凤栖西路 68 号 2 幢 4 单元 602 室)

Party C: Yang Hanwu(杨汉武)
ID Number: 612729197407093017
Address: No.153 Wangjiabian Village, Wangjiabian Town, Jiaxian County, Shaanxi Province(陕西省佳县王家砭镇王家砭村 153 号)

Party D: Mishan City Shenmi Dazhong Management Consulting Partnership (Limited Partnership) (密山市深密达众企业管理咨询合伙企业（有限合伙）)
Address: Eighth Committee of Lianzhushan Town, Mishan City (密山市连珠山镇 8 委)
Executive Partner: Xia Changbin(夏长彬)

(Party A, Party B, Party C and Party D are hereinafter individually referred to as a "**Principal**", and collectively as the "**Principals**".)

Party E: Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) (the "**WFOE**")
Address: Room 201,Building A,No.1 Qianwan Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (深圳市前海深港合作区前湾一路 1 号 A 栋 201 室)
Legal Representative: Guo Yanping(郭衍平)

Party F: Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) ("Wunong Technology")
Address: No. 415, 4th Floor Art Expo City, T3 Colorful Huiwei Cultural and Creative Expo City, No.5010 Baoan Avenue Caowui Community, Hangcheng Street, Baoan District, Shenzhen (深圳市宝安区航城街道草围社区宝安大道5010号深圳多彩汇威文化创意博览城T3艺博城4层415号)
Legal Representative: Xia Changbin(夏长彬)

(The Principals, the WFOE and Wunong Technology are hereinafter individually referred to as a "**Party**", and collectively as the "**Parties**")

WHEREAS,

1. The WFOE is a wholly foreign owned enterprise established and validly existing in the PRC;

2. Wunong Technology is a limited liability company duly established and registered in Shenzhen, PRC. The Principals are the shareholders of Wunong Technology and currently hold 100% of the equity interest in Wunong Technology (the "**Equity Interest**") in the aggregate. Party A holds 81.801% of the equity interest in Wunong Technology, Party B holds 9.089% of the equity interest in Wunong Technology, Party C holds 5.38% of the equity interest in Wunong Technology, and Party D holds 3.73% of the equity interest in Wunong Technology;

3. The Principals intend to authorize the Proxy (as defined in Section 1.1 below) to exercise any and all of their rights as shareholders of Wunong Technology, including the voting rights (as described in Section 1.1(2) below) under this Agreement.

NOW THEREFORE, the Parties have agreed as follows:

1. AUTHORIZED RIGHTS

1.1 When executing this Agreement, each of the Principals must simultaneously sign the Irrevocable Power of Attorney attached hereto as Appendix 1 to authorize the WFOE or the person(s) designated by the WFOE (the "**Proxy**") to exercise any and all of shareholder rights that the Principals have as shareholders of Wunong Technology pursuant to the PRC laws and the articles of association of Wunong Technology (the "**Authorized Rights**"), including but without limitation:

(1) to propose, convene and attend shareholders' meetings;

(2) to exercise the shareholders' voting power, including but without limitation, the rights to determine the sale and/or assignment of the Principals' partial or entire Equity Interest, to determinate the company's operation guideline and investment plans, to review and approve the annual financial budget plans and final accounts plans of the company, to review and approve the profit distribution plans and loss recovery plans of the company, to make decisions on the increase or decrease of the company's registered capital, to amend the company's article of association, and so on;

(3) to appoint or elect the legal representative, directors, general manager and other senior officers of Wunong Technology; and

(4) to sign the shareholders' resolutions and any other documents required to be executed in the name of the shareholder in connection with the exercise of the above rights.

1.2 The Principals hereby confirm that they shall be liable for all the legal consequences arising out of or in connection with the Proxy's exercise of the Authorized Rights.

1.3 The Principals hereby confirm that the Proxy may exercise the Authorized Rights and do not need to consult the Principals for comments or consent under any circumstances.

1.4 The Principals shall provide sufficient assistance to the Proxy for Proxy's exercise of the Authorized Rights, including timely execution of resolutions of the shareholders meeting or other relevant legal documents when necessary (for instance, to satisfy the requirements of document submission in connection with the examination and approval by, and registration and filing with, the relevant governmental agencies). The Principals hereby confirm that the undertakings made by them under this Section 1.4 will not limit the authorizations granted by the Principals to the Proxy with regard to the Authorized Rights.

2. RIGHT TO INFORMATION

Proxy shall be entitled to be informed of the information in connection with Wunong Technology's operation, clients, financial conditions and staff members and access to relevant materials of Wunong Technology in order to exercise the Authorized Rights. Such right to information shall at least be equal to Wunong Technology's shareholders' right of accessing to information. Wunong Technology shall provide adequate convenience therefor and shall not set up obstacles in any possible way in any circumstances.

3. DESIGNATION AND AUTHORIZATION OF PROXY

3.1 The WFOE may designate at its sole discretion a person to act as the Proxy under an Irrevocable Power of Attorney (in the form attached hereto as Appendix 1 to this Agreement). In the event that the WFOE designates one Proxy for each of the Principals, the WFOE may decide at its sole discretion whether such Proxies may act for their respective Principal severally or must act for Principals jointly.

3.2 Upon the WFOE's written notice to the Principals for the purpose of terminating the authorization to a Proxy under an Irrevocable Power of Attorney, the Principals shall immediately withdraw their authorization to such Proxy, and shall forthwith sign a power of attorney in the same form as the Irrevocable Power of Attorney to make the same authorization to another person designated by the WFOE as that made in the Irrevocable Power of Attorney.

4. IMMUNITY

Each of the Parties agrees that the WFOE shall not be liable to the other Parties hereto or any third party for damages in any form as a result of Proxy's exercise of the Authorized Rights.

5. PRINCIPALS' REPRESENTATIONS AND WARRANTIES

5.1 Party A and Party B are citizens of the PRC with full civil capacities;

5.2 Each of Party C and Party D is a limited partnership duly registered and validly existing under the PRC laws with independent status of legal person and is able to independently act as a subject of an action.

5.3 Party A, Party B, Party C and Party D individually and respectively hold 81.801%, 9.089%, 5.38% and 3.73% of the Equity Interest in Wunong Technology respectively, and together hold 100% of the Equity Interest in Wunong Technology in the aggregate.

5.4 The Principals have the right to execute and perform this Agreement without any approval or authorization; and if any approval or authorization is required, each of the Principals has obtained all the necessary and appropriate approvals and authorizations.

5.5 The Principals' execution and performance of this Agreement shall neither violate Wunong Technology's articles of association, any of the laws, regulations or governmental approvals, authorizations, circulars or other governmental documents that are binding upon or may affect the Principals, nor constitute a breach of any contract executed by the Principals with, or any undertaking made by the Principles to, any third party.

5.6 Upon execution, this Agreement shall constitute the Principals' legal and valid obligations enforceable according to the law.

5.7 Other than this Agreement and those as specified in the equity pledge agreement (the "**Equity Pledge Agreement**") entered into among the Principals and the WFOE on the same date of this Agreement, and the Exclusive Purchase Rights Agreement (the "**Exclusive Purchase Rights Agreement**") entered into among the Principals, the WFOE and Wunong Technology on the same date of this Agreement, the Principals have created no mortgage, pledge or any other encumbrance over the Equity Interest in Wunong Technology, have no restrictive agreements with any third party in respect of the Equity Interest in Wunong Technology, have not offered to assign such Equity Interest to any third party, have made no undertaking regarding any third party's offer to acquire such Equity Interest, and have not entered into any contract with any third party for the purpose of assigning Principals' Equity Interest in Wunong Technology.

5.8 The Principals will strictly abide by the terms of this Agreement, the Equity Pledge Agreement and the Exclusive Purchase Rights Agreement, and actively perform their responsibilities under these agreements. The Principals will also cause Wunong Technology to strictly abide by the terms of this Agreement, the Equity Pledge Agreement, the Exclusive Purchase Rights Agreement and the Exclusive Technology Consulting Services Agreement (the "**Exclusive Technology Consulting Services Agreement**") entered into between the WFOE and Wunong Technology on the same date of this Agreement, and prevent the occurrence of any act or omission that may affect the validity and enforceability of the aforesaid agreements.

5.9 The Principals warrant that any breach by the Principals or Wunong Technology of the Exclusive Technology Consulting Services Agreement, the Equity Pledge Agreement and/or the Exclusive Purchase Rights Agreement will not adversely affect the Proxy's exercise of the Authorized Rights in accordance with this Agreement.

6. WUNONG TECHNOLOGY'S REPRESENTATIONS AND WARRANTIES

6.1 Wunong Technology is a limited liability company incorporated and legally existing under the laws of the PRC.

6.2 Wunong Technology has obtained all necessary and appropriate approvals and authorizations for its execution and performance of this Agreement.

6.3 The Principals are Wunong Technology's lawful shareholders. Party A, Party B, Party C and Party D individually and respectively hold 81.801%, 9.089%, 5.38% and 3.73% of the Equity Interest in Wunong Technology respectively, and together hold 100% of the Equity Interest in Wunong Technology in the aggregate..

6.4 Wunong Technology will strictly abide by the terms of this Agreement, the Exclusive Purchase Rights Agreement and the Exclusive Technology Consulting Services Agreement, actively perform its responsibilities under these agreements, and prevent the occurrence of any act or omission that may affect the validity and enforceability of the aforesaid agreements.

6.5 Wunong Technology warrants that any breach by the Principals or Wunong Technology, as applicable, of the Exclusive Technology Consulting Services Agreement, the Equity Pledge Agreement and/or the Exclusive Purchase Rights Agreement will not adversely affect Proxy's exercise of the Authorized Rights in accordance with this Agreement.

7. NOTICE

7.1 All notices and other communications required to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, commercial courier or facsimile transmission to the address of such

Party set out in Section 7.2 below. Without prejudice to the dates determined pursuant to this Section 7, a copy of each notice shall also be sent by email to the other Parties. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1 Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal.

7.1.2 Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2 For the purpose of notices, the addresses of the Parties are as follows:

Party A: Chen Peijiang(陈培江)
Address: Room 602, Unit 3, 1 Building, No.126 Happy Road, Xiangfang District, Harbin(哈尔滨市香坊区幸福路126号工大1栋3单元602室)
Phone:
Facsimile: 15652799829

Party B: Xia Changbin(夏长彬)
Address: Room 602, Unit 4, Building 2, No.68 Fengqi West Road, Weiqu, Chang'an District, Xi'an City(西安市长安区韦曲凤栖西路68号2幢4单元602室)
Phone:
Facsimile: 18878717138

Party C: Yang Hanwu(杨汉武)
Address: No.153 Wangjiabian Village, Wangjiabian Town, Jiaxian County, Shaanxi Province(陕西省佳县王家砭镇王家砭村153号)
Phone: 13992290055
Facsimile:

Party D: Mishan City Shenmi Dazhong Management Consulting Partnership (Limited Partnership) (密山市深密达众企业管理咨询合伙企业（有限合伙）)
Address: Eighth Committee of Lianzhushan Town, Mishan City (密山市连珠山镇8委)
Phone:
Facsimile: 18878717138

Party E: Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) (the "**WFOE**")
Address: Room 201, Building A, No.1 Qianwan Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (深圳市前海深港合作区前湾一路1号A栋201室)

Phone:
Facsimile: 13823913841

Party F: Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) ("Wunong Technology")
Address: No. 415, 4th Floor Art Expo City, T3 Colorful Huiwei Cultural and Creative Expo City, No.5010 Baoan Avenue Caowui Community, Hangcheng Street, Baoan District, Shenzhen (深圳市宝安区航城街道草围社区宝安大道5010号深圳多彩汇威文化创意博览城T3艺博城4层415号)
Phone:
Facsimile: 18878717138

8. GOVERNING LAW AND RESOLUTION OF DISPUTES

8.1 The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

8.2 In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days from the day on which any disputing Party give a written notice to the other disputing Party(ies) requesting for resolution of the dispute through negotiations, any disputing Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission ("**CIETAC**") for arbitration in accordance with its then effective arbitration rules. The arbitration tribunal shall be composed of three (3) arbitrators. Each of the disputing Parties shall have the right to appoint one arbitrator. For the avoidance of doubt, if there are more than two disputing Parties, and the WFOE is one of the disputing Parties, which shall have the right to appoint one arbitrator, and the other disputing Parties shall have the right to jointly appoint the second arbitrator. Under all circumstances, the third arbitrator shall be appointed by CIETAC. The arbitration shall take place in Shenzhen and shall be conducted in Chinese. The arbitration award shall be final and binding on the Parties.

8.3 Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties may continue to exercise their respective rights under this Agreement and shall continue to perform their respective obligations under this Agreement.

9. LIABILITIES FOR BREACH

9.1 Each of the Principals and Wunong Technology shall hold harmless and indemnify the WFOE and each of its shareholders, directors, employees, affiliates, agents, heirs and proxy from and against any law suits, damages,

costs, compensations, liabilities, penalties and any other loss and damages arising out of:

9.1.1 the exercise by the Proxy of the Authorized Rights;

9.1.2 any incorrect representations and warranties made by the Principals and Wunong Technology in this Agreement, or any breach or non-performance by the Principals and Wunong Technology of any undertakings or any covenants hereof;

9.1.3 any incorrect representations and warranties made by the Principals and Wunong Technology in the Exclusive Technology Consulting Services Agreement, the Equity Pledge Agreement and/or the Exclusive Purchase Rights Agreement, or any breach or non-performance by the Principals and Wunong Technology of any undertakings or any covenants thereof.

9.2 Without prejudice to the liabilities for compensation under Section 9.1 above, the WFOE shall be entitled to require the Principals and Wunong Technology to cease any infringing acts to prevent the Principals and Wunong Technology from breaching or contemplated breach of this Agreement, and/or to require the Principals and Wunong Technology to actually perform this Agreement.

9.3 Notwithstanding anything contained in this Agreement, the validity of this Section 9 shall not be impaired due to the termination or suspension of this Agreement.

10. VALIDITY AND TERM

This Agreement shall become effective and be implemented immediately as of the first date of the execution hereof. Except when early terminated by the WFOE in writing, this Agreement shall be valid within the term of Wunong Technology in existence. In no event shall the Principals and Wunong Technology have the right to early terminate this Agreement in any form.

11. CONFIDENTIALITY

11.1 The Parties acknowledge and confirm that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement shall be regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent from the other Parties, each Party shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the competent government authorities or courts; (c) is required to be disclosed by the Parties to their legal counsels or financial advisors regarding the

transaction contemplated hereunder, provided that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section 11; or (d) Party E's disclosure to its direct or indirect shareholders. Disclosure of any confidential information by the staff members or agencies hired by each Party shall be deemed disclosure of such confidential information by such Party, for which it shall be held liable for breach of this Agreement.

11.2 The Parties agree that this Section 11 shall survive the expiration or termination of this Agreement.

12. MISCELLANEOUS

12.1 This Agreement shall be binding upon and entered into only for the benefits of each of the Parties hereto and their respective heirs, successors and permitted assignees. The Principals shall not assign its rights, interests or obligations hereunder to any third party without the prior written consent of the WFOE.

12.2 The Principals hereby agree that the WFOE may assign its rights and obligations hereunder to any third party as needed. the WFOE is only required to send a written notice to the Principals in the occurrence of assignment, without obtaining consent of the Principals in respect of such assignment.

12.3 This Agreement constitutes the entire agreement among the Parties in respect of the subject matter hereof and supersedes any and all prior oral negotiations or written agreements among the Parties with respect thereto.

12.4 A waiver by either Party of the other Party's breach of this Agreement in any special instance shall not be deemed as a waiver of subsequent similar breach thereof in any other instances.

12.5 This Agreement may be amended or supplemented through written agreement by and among the Parties. Any of such written amendment and supplementary agreements is an integral part of this Agreement and shall have the same legal validity as this Agreement.

12.6 In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect pursuant to any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions with effective provisions to the greatest extent permitted by the laws and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.7 This Agreement shall be written in both Chinese and English language and be executed in six originals, each Party having one copy with equal legal validity. If there is any discrepancy between the Chinese language and the English language, the Chinese language shall prevail.

12.8 The Appendix hereto is an integral part of this Agreement and shall have the equal legal effect as this Agreement.

12.9 Sections 7, 8, 11 and this Section 12.9 shall survive the expiration or termination (for any reason) of this Agreement.

[The remaining of this page is intentionally left blank]

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

The Principals:

Party A: Chen Peijiang(陈培江)

Signature:

Party B: Xia Changbin(夏长彬)

Signature:

Party C: Yang Hanwu(杨汉武)

Signature: 杨汉武

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

Party D: Mishan City Shenmi Dazhong Management Consulting Partnership (Limited Partnership) (密山市深密达众企业管理咨询合伙企业（有限合伙）)

Executive Partner / Authorized Representative:

Chop:

Appendix 1:

Irrevocable Power of Attorney

I, Chen Peijiang (陈培江), a citizen of the People's Republic of China (hereinafter referred to as "**PRC**") with PRC ID Number 230107196206262015, acting as a shareholder of Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) (hereinafter referred to as "**Company**"), hold 34% equity interest of the Company. I hereby irrevocably authorize ________________ ("**Proxy**") to exercise the following rights during the term of this Power of Attorney:

the Proxy be entrusted with full authorization to represent me in exercising any and all shareholder's rights I am entitled to as a shareholder of the Company according to the PRC laws and articles of association of the Company ("**Authorized Rights**"), including but not limited to:

1. propose, convene and attend the Company's shareholders' meetings;

2. exercise the shareholders' voting power, including but without limitation the rights to determine the sale and/or assignment of partial or entire equity interest of mine in the Company, to determinate the Company's operation guideline and investment plans, to review and approve the annual financial budget plans and final accounts plans of the Company, to review and approve the profit distribution plans and loss recovery plans of the Company, to make decisions on the increase or decrease of the Company's registered capital, to modify the Company's article of association, *etc.*;

3. appoint or elect the legal representative, directors, general managers and other senior officers of the Company; and

4. execute resolutions and other documents in connection with the exercise of the above rights.

I hereby irrevocably acknowledge that:

1. the Proxy may exercise the shareholder's rights conferred by me pursuant to this Power of Attorney as if with my prior consents;

2. the Proxy shall be entitled to know the information regarding the Company's operation, clients, financial conditions and staff members and to have access to the materials in relation to the Company in order to exercise the Authorized Rights;

3. I will afford sufficient assistance necessary for the Proxy to exercise the Authorized Rights, including timely execution of resolutions of the shareholders' meeting or other relevant legal instruments when necessary (to satisfy the requirements of document submission in connection with the examination and approval by and registration and filing with the relevant governmental agencies,

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

The WFOE:

Party E: Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司)

Legal Representative/Authorized Representative:

Chop:

Wunong Technology:

Party F: Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司)

Legal Representative/Authorized Representative:

Chop:

Irrevocable Power of Attorney

I, Xia Changbin(夏长彬), a citizen of the People's Republic of China (hereinafter referred to as "**PRC**") with PRC ID Number 612525197205300157, acting as a shareholder of Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) (hereinafter referred to as the "**Company**"), hold 16% equity interest of the Company. I hereby irrevocably authorize ______________ ("**Proxy**") to exercise the following rights during the term of this Power of Attorney:

the Proxy be entrusted with full authorization to represent me in exercising any and all shareholder's rights I am entitled to as a shareholder of the Company according to the PRC laws and articles of association of the Company ("**Authorized Rights**"), including but not limited to:

1. propose, convene and attend the Company's shareholders' meetings;

2. exercise the shareholders' voting power, including but without limitation the rights to determine the sale and/or assignment of partial or entire equity interest of mine in the Company, to determinate the Company's operation guideline and investment plans, to review and approve the annual financial budget plans and final accounts plans of the Company, to review and approve the profit distribution plans and loss recovery plans of the Company, to make decisions on the increase or decrease of the Company's registered capital, to modify the Company's article of association, *etc.*;

3. appoint or elect the legal representative, directors, general managers and other senior officers of the Company; and

4. execute resolutions and other documents in connection with the exercise of the above rights.

I hereby irrevocably acknowledge that:

1. the Proxy may exercise the shareholder's rights conferred by me pursuant to this Power of Attorney as if with my prior consents;

2. the Proxy shall be entitled to know the information regarding the Company's operation, clients, financial conditions and staff members and to have access to the materials in relation to the Company in order to exercise the Authorized Rights;

3. I will afford sufficient assistance necessary for the Proxy to exercise the Authorized Rights, including timely execution of resolutions of the shareholders' meeting or other relevant legal instruments when necessary (to satisfy the requirements of document submission in connection with the examination and approval by and registration and filing with the relevant governmental agencies, for instance). The undertakings I made under this paragraph shall not limit the

for instance). The undertakings I made under this paragraph shall not limit the authorizations conferred by me upon the Proxy with regard to the Authorized Rights; and

4. this Power of Attorney does not involve the payment of any amount of money.

Such authorization and entrustment shall be subject to the facts that the Proxy be an employee or a director of Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) ("**WFOE**") and the WFOE has approved in written form such authorization and entrustment. Once the WFOE has notified me that the Proxy is no longer an employee or a director of the WFOE or its intention to terminate such authorization and entrustment in writing, I will immediately withdraw the authorization and entrustment of the Proxy made hereby, and promptly execute a power of attorney in the same form as used herein so as to confer upon another person nominated by the WFOE the same authorization and entrustment as provided in this Power of Attorney.

This Power of Attorney shall be executed in three originals, each of the WFOE, the Proxy and me holding one copy thereof. The three copies are equally authentic.

Chen Peijiang (陈培江)

Date: 2019/3/2

Irrevocable Power of Attorney

I, Yang Hanwu(杨汉武), a citizen of the People's Republic of China (hereinafter referred to as "**PRC**") with PRC ID Number 612729197407093017, acting as a shareholder of Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) (hereinafter referred to as the "**Company**"), hold 16% equity interest of the Company. I hereby irrevocably authorize ______________ ("**Proxy**") to exercise the following rights during the term of this Power of Attorney:

the Proxy be entrusted with full authorization to represent me in exercising any and all shareholder's rights I am entitled to as a shareholder of the Company according to the PRC laws and articles of association of the Company ("**Authorized Rights**"), including but not limited to:

1. propose, convene and attend the Company's shareholders' meetings;

2. exercise the shareholders' voting power, including but without limitation the rights to determine the sale and/or assignment of partial or entire equity interest of mine in the Company, to determinate the Company's operation guideline and investment plans, to review and approve the annual financial budget plans and final accounts plans of the Company, to review and approve the profit distribution plans and loss recovery plans of the Company, to make decisions on the increase or decrease of the Company's registered capital, to modify the Company's article of association, *etc.*;

3. appoint or elect the legal representative, directors, general managers and other senior officers of the Company; and

4. execute resolutions and other documents in connection with the exercise of the above rights.

I hereby irrevocably acknowledge that:

1. the Proxy may exercise the shareholder's rights conferred by me pursuant to this Power of Attorney as if with my prior consents;

2. the Proxy shall be entitled to know the information regarding the Company's operation, clients, financial conditions and staff members and to have access to the materials in relation to the Company in order to exercise the Authorized Rights;

3. I will afford sufficient assistance necessary for the Proxy to exercise the Authorized Rights, including timely execution of resolutions of the shareholders' meeting or other relevant legal instruments when necessary (to satisfy the requirements of document submission in connection with the examination and approval by and registration and filing with the relevant governmental agencies, for instance). The undertakings I made under this paragraph shall not limit the authorizations conferred by me upon the Proxy with regard to the Authorized Rights; and

authorizations conferred by me upon the Proxy with regard to the Authorized Rights; and

4. this Power of Attorney does not involve the payment of any amount of money.

Such authorization and entrustment shall be subject to the facts that the Proxy be an employee or a director of Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) ("**WFOE**") and the WFOE has approved in written form such authorization and entrustment. Once the WFOE has notified me that the Proxy is no longer an employee or a director of the WFOE or its intention to terminate such authorization and entrustment in writing, I will immediately withdraw the authorization and entrustment of the Proxy made hereby, and promptly execute a power of attorney in the same form as used herein so as to confer upon another person nominated by the WFOE the same authorization and entrustment as provided in this Power of Attorney.

This Power of Attorney shall be executed in three originals, each of the WFOE, the Proxy and me holding one copy thereof. The three copies are equally authentic.

____
Xia Changbin(夏长彬)

Date: 2019.3.2.

Irrevocable Power of Attorney

Mishan City Shenmi Dazhong Management Consulting Partnership (Limited Partnership) (密山市深寄达众企业管理咨询合伙企业（有限合伙）) is a limited partnership duly registered and validly existing under the laws of the People's Republic of China (hereinafter referred to as "**PRC**") with its registered address at Eighth Committee of Lianzhushan Town, Mishan City (hereinafter as "**Shenmi Dazhong**"), and is a shareholder of Wunong Technology (Shenzhen) Co., Ltd (物农科技（深圳）有限公司) (hereinafter referred to as the "**Company**"), holding 34% equity interest of the Company. Hawkeye Investment hereby irrevocably authorizes ______________ ("**Proxy**") to exercise the following rights during the term of this Power of Attorney:

the Proxy be entrusted with full authorization to represent Hawkeye Investment in exercising any and all shareholder's rights I am entitled to as a shareholder of the Company according to the PRC laws and articles of association of the Company ("**Authorized Rights**"), including but not limited to:

1. propose, convene and attend the Company's shareholders' meetings;

2. exercise the shareholders' voting power, including but without limitation the rights to determine the sale and/or assignment of partial or entire equity interest of mine in the Company, to determinate the Company's operation guideline and investment plans, to review and approve the annual financial budget plans and final accounts plans of the Company, to review and approve the profit distribution plans and loss recovery plans of the Company, to make decisions on the increase or decrease of the Company's registered capital, to modify the Company's article of association, *etc.*;

3. appoint or elect the legal representative, directors, general managers and other senior officers of the Company; and

4. execute resolutions and other documents in connection with the exercise of the above rights.

Hawkeye Investment hereby irrevocably acknowledges that:

1. the Proxy may exercise the shareholder's rights conferred by Hawkeye Investment pursuant to this Power of Attorney as if with Hawkeye Investment's prior consent;

2. the Proxy shall be entitled to know the information regarding the Company's operation, clients, financial conditions and staff members and to have access to the materials in relation to the Company in order to exercise the Authorized Rights;

3. Hawkeye Investment will afford sufficient assistance necessary for the Proxy to exercise the Authorized Rights, including timely execution of resolutions of the

4. this Power of Attorney does not involve the payment of any amount of money.

Such authorization and entrustment shall be subject to the facts that the Proxy be an employee or a director of Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) ("**WFOE**") and the WFOE has approved in written form such authorization and entrustment. Once the WFOE has notified me that the Proxy is no longer an employee or a director of the WFOE or its intention to terminate such authorization and entrustment in writing, I will immediately withdraw the authorization and entrustment of the Proxy made hereby, and promptly execute a power of attorney in the same form as used herein so as to confer upon another person nominated by the WFOE the same authorization and entrustment as provided in this Power of Attorney.

This Power of Attorney shall be executed in three originals, each of the WFOE, the Proxy and me holding one copy thereof. The three copies are equally authentic.

杨汉武

Yang Hanwu (杨汉武)

Date: 2019/3/2

shareholders' meeting or other relevant legal instruments when necessary (to satisfy the requirements of document submission in connection with the examination and approval by and registration and filing with the relevant governmental agencies, for instance). The undertakings Hawkeye Investment made under this paragraph shall not limit the authorizations conferred by Hawkeye Investment upon the Proxy with regard to the Authorized Rights; and

4. this Power of Attorney does not involve the payment of any amount of money.

Such authorization and entrustment shall be subject to the facts that the Proxy be an employee or a director of Guo Gangtong Trade (Shenzhen) Co., Ltd (国港通贸易（深圳）有限公司) ("**WFOE**") and the WFOE has approved in written form such authorization and entrustment. Once the WFOE has notified Hawkeye Investment that the Proxy is no longer an employee or a director of the WFOE or its intention to terminate such authorization and entrustment in writing, Hawkeye Investment will immediately withdraw the authorization and entrustment of the Proxy made hereby, and promptly execute a power of attorney in the same form as used herein so as to confer upon another person nominated by the WFOE the same authorization and entrustment as provided in this Power of Attorney.

This Power of Attorney shall be executed in three originals, each of the WFOE, the Proxy and Hawkeye Investment holding one copy thereof. The three copies are equally authentic.

For and on behalf of:

Mishan City Shenmi Dazhong Management Consulting Partnership (Limited Partnership) (密山市深密达众企业管理咨询合伙企业（有限合伙）)

Executive Partner/Authorized Representative:

Seal:

Date: 2019/3/2